                                                                    EXHIBIT 99.2

               WINDROSE MEDICAL PROPERTIES TRUST AND SUBSIDIARIES

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

      The unaudited pro forma condensed consolidated balance sheet as of June 30, 2005 is presented as if the acquisition of the Group B properties and acquisitions subsequent to June 30, 2005 included in the pro forma financials occurred on June 30, 2005. The unaudited pro forma condensed statements of operations for the year ended December 31, 2004 and the six months ended June 30, 2005 are presented as if the acquisition of the Group B properties and all 2004 and 2005 acquisitions included in the pro forma financials and the June 27, 2005 preferred offering occurred on January 1, 2004.

      The unaudited pro forma condensed consolidated financial statements of the Company should be read in conjunction with the Company's consolidated historical financial statements including the notes thereto. The unaudited pro forma condensed consolidated financial statements do not purport to represent the Company's financial position as of June 30, 2005, or the results of operations for the year ended December 31, 2004 or the six months ended June 30, 2005 that would have actually occurred had the acquisitions and the preferred offering been completed on June 30, 2005 for purposes of the balance sheet or January 1, 2004 for purposes of the income statement, or to project the Company's financial position or results of operations as of any future date or for any future period.

               WINDROSE MEDICAL PROPERTIES TRUST AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 2005
                                   (Unaudited)
                    (In thousands, except per share amounts)

                                                                      SUBSEQUENT          GROUP B
                                                                     ACQUISITIONS       PROPERTIES
                                                                       PRO FORMA         PRO FORMA
                                                    HISTORICAL        ADJUSTMENTS       ADJUSTMENTS     PRO FORMA
                                                   ------------     --------------     ------------     ---------
ASSETS

Net Real Estate Investments                        $    399,646     $     28,063(A)    $  239,276(A)    $ 666,985
Cash and Cash Equivalents                                23,433          (15,557)(B)       (6,591)(B)       1,285
Other Assets                                             13,658                -                -          13,658
                                                   ------------     ------------       ----------       ---------
     TOTAL ASSETS                                  $    436,737     $     12,506       $  232,685       $ 681,928
                                                   ============     ============       ==========       =========

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Secured and Unsecured Debt                              218,054           10,040(C)       232,685(C)      460,779
Accounts Payable and Other Liabilities                   17,817                -                -          17,817
                                                   ------------     ------------       ----------       ---------
     TOTAL LIABILITIES                                  235,871           10,040          232,685         478,596

Minority Interest                                         5,638            2,466(D)             -           8,104

SHAREHOLDERS' EQUITY
Preferred Stock ($.01 par value)                             21                -                -              21
Common Stock ($.01 par value)                               138                -                -             138
Additional Paid In Capital                              204,431                -                -         204,431
Accumulated Other Comprehensive Income                      104                -                -             104
Deferred Stock Compensation                                (842)               -                -            (842)
Distributions in Excess of Net Income                    (8,624)               -                -          (8,624)
                                                   ------------     ------------       ----------       ---------
     TOTAL SHAREHOLDERS' EQUITY                         195,228                -                -         195,228

                                                   ------------     ------------       ----------       ---------
TOTAL LIABILITIES AND EQUITY                       $    436,737     $     12,506       $  232,685       $ 681,928
                                                   ============     ============       ==========       =========

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements.

               WINDROSE MEDICAL PROPERTIES TRUST AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2005
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                            PRO FORMA       PRO FORMA     GROUP B       PRO FORMA
                                                           ADJUSTMENTS     ADJUSTMENTS   PROPERTIES    ADJUSTMENTS
                                                               2005         PREFERRED    HISTORICAL      GROUP B
                                            HISTORICAL     ACQUISITIONS      OFFERING       (E)         PROPERTIES    PRO FORMA
RENTAL OPERATIONS:
   Revenues:
      Rental income                         $   19,461     $    6,081(G)   $      -      $   12,688    $    (155)(H)  $  38,075
   Operating expenses:
      Rental Operations                          5,653          1,745(G)          -           3,949            -         11,347
      Depreciation and amortization              4,420          1,669(I)          -               -        4,011(I)      10,100
                                            ----------     ----------      --------      ----------    ---------      ---------
         TOTAL OPERATING EXPENSES               10,073          3,414             -           3,949        4,011         21,447
                                            ----------     ----------      --------      ----------    ---------      ---------
            Income from rental operations        9,388          2,667             -           8,739       (4,166)        16,628
                                            ----------     ----------      --------      ----------    ---------      ---------
SERVICE OPERATIONS (HADC):
   Total income (loss) from service
     operations                                    141              -             -               -            -            141
                                            ----------     ----------      --------      ----------    ---------      ---------
GENERAL AND ADMINISTRATIVE EXPENSES:

   Corporate and rental operations               2,020              -             -               -            -          2,020
                                            ----------     ----------      --------      ----------    ---------      ---------
            Operating income (loss)              7,509          2,667             -           8,739       (4,166)        14,749
OTHER INCOME (EXPENSE):
   Interest income (expense), net               (5,189)        (1,823)(J)     1,030(K)            -       (6,790)(L)    (12,772)
   Gain (loss) on interest rate swap                68              -             -               -            -             68
   Other Income (expense)                          (76)             -             -               -            -            (76)
                                            ----------     ----------      --------      ----------    ---------      ---------
         TOTAL OTHER INCOME (EXPENSE)           (5,197)        (1,823)        1,030               -       (6,790)       (12,780)
            Income (loss) before income
              taxes                              2,312            844         1,030           8,739      (10,956)         1,969
   Income tax benefit (expense)                    (59)             -             -               -            -            (59)
                                            ----------     ----------      --------      ----------    ---------      ---------
   Income (loss) before minority interest        2,253            844         1,030           8,739      (10,956)         1,910
   Minority interest in income (loss) of
     common unit holders and other
     subsidiaries                                  (74)           (94)(N)       (23)(M)           -          (50)(M)       (241)
                                            ----------     ----------      --------      ----------    ---------      ---------
   Net income (loss) from continuing
     operations                                  2,179            750         1,007           8,739      (11,006)         1,669
Dividends on preferred shares                      (11)             -        (1,942)(O)           -            -         (1,953)
                                            ----------     ----------      --------      ----------    ---------      ---------
Net income (loss) from continuing
  operations available for common
  shareholders                              $    2,168     $      750      $   (935)     $    8,739    $ (11,006)     $    (284)
                                            ==========     ==========      ========      ==========    =========      =========
   Net income (loss) from continuing
     operations per common share:
      Basic and diluted                     $     0.17                                                                $   (0.02)
      Weighted average number of common
        shares outstanding                      12,760                                                                   12,760
      Weighted average number of common
        and dilutive potential common shares    13,157                                                                   12,760

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements.

               WINDROSE MEDICAL PROPERTIES TRUST AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                  PRO FORMA     PRO FORMA     PRO FORMA    GROUP B     PRO FORMA
                                                 ADJUSTMENTS   ADJUSTMENTS   ADJUSTMENTS  PROPERTIES  ADJUSTMENTS
                                                     2004          2005       PREFERRED   HISTORICAL    GROUP B
                                      HISTORICAL ACQUISITIONS  ACQUISITIONS   OFFERING        (E)      PROPERTIES   PRO FORMA
RENTAL OPERATIONS:
    Revenues:
      Rental income                   $ 30,074   $ 8,116(F)    $ 11,828(G)   $     -      $ 25,168    $   (309)(H)  $ 74,877
    Operating expenses:
      Rental Operations                  8,453     1,881(F)       3,570(G)         -         7,907           -        21,811
      Depreciation and amortization      6,673     1,724(I)       3,184(I)         -             -       8,022(I)     19,603
                                      --------   -------       --------      -------      --------    --------      --------
           TOTAL OPERATING EXPENSES     15,126     3,605          6,754            -         7,907       8,022        41,414
                                      --------   -------       --------      -------      --------    --------      --------
            Income from rental
            operations                  14,948     4,511          5,074            -        17,261      (8,331)       33,463
                                      --------   -------       --------      -------      --------    --------      --------

SERVICE OPERATIONS (HADC):
   Total income (loss) from service
   operations                              140         -              -            -             -           -           140
                                      --------   -------       --------      -------      --------    --------      --------

GENERAL AND ADMINISTRATIVE
EXPENSES:
    Corporate and rental operations      3,276         -              -            -             -           -         3,276
                                      --------   -------       --------      -------      --------    --------      --------
           Operating income (loss)      11,812     4,511          5,074            -        17,261      (8,331)       30,327

OTHER INCOME (EXPENSE):
    Interest income (expense), net      (8,137)   (2,981)(J)     (3,778)(J)    1,597(K)          -     (13,501)(L)   (26,800)
    Gain (loss) on interest rate
      swap                                 308         -              -            -             -           -           308
    Other Income (expense)                (129)        -              -            -             -           -          (129)
                                      --------   -------       --------      -------      --------    --------      --------
         TOTAL OTHER INCOME (EXPENSE)   (7,958)   (2,981)        (3,778)       1,597             -     (13,501)      (26,621)
         Income (loss) before income
           taxes                         3,854     1,530          1,296        1,597        17,261     (21,832)        3,706
    Income tax benefit (expense)           (56)        -              -            -             -           -           (56)
                                      --------   -------       --------      -------      --------    --------      --------
    Income (loss) before minority
      interest                           3,798     1,530          1,296        1,597        17,261     (21,832)        3,650
    Minority interest in income
    (loss) of common unit holders
    and other subsidiaries                (147)      (51)(M)       (166)(N)      (54)(M)         -         153(M)       (265)
                                      --------   -------       --------      -------      --------    --------      --------
    Net income (loss) from
    continuing operations                3,651     1,479          1,130        1,543        17,261     (21,679)        3,385
      Dividends on preferred shares          -         -              -       (3,938)(O)         -           -        (3,938)
                                      --------   -------       --------      -------      --------    --------      --------
Net income (loss) from continuing
operations available for common
shareholders                          $  3,651   $ 1,479       $  1,130      $(2,395)     $ 17,261    $(21,679)     $   (553)
                                      ========   =======       ========      =======      ========    ========      ========
    Net income (loss) from continuing
    operations per common share:

        Basic and diluted             $   0.35                                                                      $  (0.05)

        Weighted average number of
        common shares outstanding       10,370                                                                        10,370

        Weighted average number of
        common and dilutive
        potential common shares         10,740                                                                        10,370

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements.

               WINDROSE MEDICAL PROPERTIES TRUST AND SUBSIDIARIES
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(A) Represents the purchase price of the Group B properties and acquisitions subsequent to June 30, 2005 (includes fair value adjustments related to the debt assumed for the Group B Properties (discount of $3,304) and for the subsequent acquisitions (premium of $78)). Other assets and liabilities associated with the purchase of the properties are not considered material and have been excluded from the pro forma condensed consolidated balance sheet.

      On October 28, 2005, the Company acquired a 43.78% interest in Lake Mead Medical Plaza. Due to the Company controlling the operating and financial policies of the property, Lake Mead Medical Plaza is consolidated into the Company's financial statements at fair value. A minority interest liability for the portion of Lake Mead Medical Plaza not owned by the Company is reflected on the pro forma condensed consolidated balance sheet.

                                          GROUP B        SUBSEQUENT
                                         PROPERTIES      ACQUISITIONS
                                         ----------      ------------
Land                                     $   18,936      $      1,807
Building                                    210,770            25,076

Lease Intangibles, including above
and below market rent adjustments             9,570             1,180

                                         ----------      ------------
TOTAL                                    $  239,276      $     28,063
                                         ==========      ============

(B)   Represents cash paid towards purchase of the properties.

(C) Represents the fair value of assumed debt and line of credit borrowings related to the acquisition of the properties.

                                              GROUP B        SUBSEQUENT
                                            PROPERTIES      ACQUISITIONS
                                            ----------      ------------
Debt Assumed at Fair Value                  $  157,853      $     10,040
Line of Credit Borrowings                       74,832                 -

                                            ----------      ------------
                                            $  232,685      $     10,040
                                            ==========      ============

(D)   Represents minority interest of 56.22% in Lake Mead Medical Plaza.

               WINDROSE MEDICAL PROPERTIES TRUST AND SUBSIDIARIES
   NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(E) Represents historical revenues and certain expenses of the Group B properties to be acquired in 2005 for the year ended December 31, 2004 and for the six months ended June 30, 2005. Historical revenues and certain expenses exclude amounts which would not be comparable to the future operations of the properties such as interest expense, and depreciation. These amounts do not include current leasing activities.

(F) Represents historical revenues (adjusted for amortization of acquired lease intangibles related to above and below market leases) and certain operating expenses for the nine properties acquired in 2004 for the period beginning January 1, 2004 through the property acquisition date. Acquisition dates range from January 28, 2004 to November 17, 2004. These amounts do not include current leasing activities.

(G) Represents historical revenues (adjusted for amortization of acquired lease intangibles related to above and below market leases) and certain operating expenses for the nine properties acquired in 2005 for the period beginning January 1, 2004 through December 31, 2004 and for the period beginning January 1, 2005 through the earlier of the property acquisition date or June 30, 2005. Acquisition dates range from March 1, 2005 to October 7, 2005. These amounts do not include current leasing activities.

(H) Adjustment to rental income to reflect the amortization of acquired lease intangibles related to above and below market leases on the Group B properties which are amortized to rental income over the life of the leases.

(I) Reflects pro forma depreciation and amortization based on the depreciable basis of the Company's acquisition costs, assuming asset lives of 40 years for the building and the life of the lease for the acquired lease intangibles which range from 1 month to 184 months.

(J) Interest expense has been adjusted to reflect additional interest expense at fair value related to the assumed debt and the additional borrowings on the line of credit related to the 2004 and 2005 acquisitions. The fixed rate mortgage debt assumed bears interest at fixed rates ranging from 4.00% to 8.20%. The variable rate debt assumed bears interest at rates ranging from LIBOR plus 2.0% to LIBOR plus 2.95%.

(K) Interest expense has been reduced for the assumed pay-down of the line of credit from proceeds from the preferred offering on June 27, 2005.

(L) Interest expense has been adjusted to reflect additional interest expense at fair value related to the assumed debt and the additional borrowings on the line of credit related to the Group B property acquisitions. The fixed rate mortgage debt assumed bears interest at fixed rates ranging from 4.89% to 8.16%. The variable rate debt assumed bears interest at a rate of Libor plus 3.05%. The following table shows the interest expense from the debt to be assumed with the acquisition of the Group B properties and the interest expense related to additional borrowings.

                                               FOR THE SIX MONTHS        FOR THE YEAR ENDED
                                               ENDED JUNE 30, 2005       DECEMBER 31, 2004
                                               -------------------       ------------------
Assumed debt                                   $             4,702       $            9,325
Additional borrowings                                        2,088                    4,176
                                               -------------------       ------------------
TOTAL INTEREST EXPENSE ON GROUP B PROPERTIES   $             6,790       $           13,501
                                               ===================       ==================

(M) Reflects the additional minority interest expense resulting from the change in operating income based on the weighted average minority ownership percentage of the operating partnership of 3.35% for the year ended December 31, 2004 and 2.24% for the six months ended June 30, 2005.

(N) Reflects the additional minority interest expense resulting from the change in operating income resulting from the 2005 acquisitions based on the weighted average minority ownership percentage of the operating partnership of 3.35% for the year ended December 31, 2004 and 2.24% for the six months ended June 30, 2005 plus the minority interest of 56.22% in the Lake Mead Medical Plaza property.

(O) Represents the dividends on the 7.5% Series A Preferred Shares issued on June 27, 2005 assuming they were issued January 1, 2004.